SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 17, 2001
------------------------------
(Earliest Event Reported)

Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of	(Commission File	(IRS Employer Identification
Incorporation)	Number)	Number)

901 Front Avenue, Suite 301, Columbus, Georgia 31901
-----------------------------------------------------
(Address of principal executive offices)

(706) 649-2267
-------------------------------------
(Registrant's Telephone Number)

(Former name or former address, if changed since last report)

Item 5.	Other Events.

On October 17, 2001, Synovus Financial Corp. ("Registrant"), issued a press release with respect to its third quarter 2001 earnings.

A copy of Registrant's press release is attached hereto as Exhibit 99 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.

Item 7.	Financial Statements. Pro Forma Financial Information and Exhibits.
(a) Financial Statements - None.
(b) Pro Forma Financial Information - None.
(c) Exhibits
99 - Registrant's press release, October 17, 2001.

                                                            Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP. ("Registrant")

Dated: October 17, 2001	By:/s/ Kathleen Moates
Kathleen Moates Senior Deputy General Counsel

-

3